                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: March 15, 2004


                              CINCINNATI BELL INC.
             (Exact name of registrant as specified in its charter)


             Ohio                       1-8519                31-1056105
 (State or other jurisdiction      (Commission File          (IRS Employer
       of incorporation)               Number)            Identification No.)

    201 East Fourth Street
       Cincinnati, Ohio                                          45202
     (Address of principal                                    (Zip Code)
      executive offices)


       Registrant's telephone number, including area code: (513) 397-9900
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FORM 8-K                                                    CINCINNATI BELL INC.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)   Exhibits

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
            Exhibit   Description
            -------   -----------
            99.1      Press release issued by Cincinnati Bell Inc. on March 15,
                      2004 announcing the delay of the filing of the Registrant's Annual Report on Form 10-K for the year ended
                      December 31, 2003 and the Registrant's intent to restate prior financial statements.
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ITEM 9. REGULATION FD DISCLOSURE.

      On March 15, 2004, Cincinnati Bell Inc. (the "Registrant") issued the press release, which is incorporated into this Item 9 by reference, announcing the delay of the filing of the Registrant's Annual Report on Form 10-K for the year ended December 31, 2003 and the Registrant's intent to restate prior financial statements.

      A copy of the press release is attached to this Current Report as Exhibit 99.1.

      The information in this Current Report and the exhibit attached to this Current Report as Exhibit 99.1 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934 or otherwise subject to the liabilities of that Section nor shall they be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Act of 1934, except as shall be expressly stated by specific reference in such filing.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On March 15, 2004, the Registrant issued the press release, which is incorporated into this Item 12 by reference, announcing the delay of the filing of the Registrant's Annual Report on Form 10-K for the year ended December 31, 2003 and the Registrant's intent to restate prior financial statements.

      A copy of the press release is attached to this Current Report as Exhibit 99.1.

      The information in this Current Report and the exhibit attached to this Current Report as Exhibit 99.1 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934 or otherwise subject to the liabilities of that Section nor shall they be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Act of 1934, except as shall be expressly stated by specific reference in such filing.
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                                   SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CINCINNATI BELL INC.


                                      By:   /s/ Christopher J. Wilson
                                           ------------------------------------
                                            Christopher J. Wilson
                                            Vice President and General Counsel


Date: March 15, 2004
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                                  Exhibit Index


Exhibit No.             Exhibit                                         Page No.
-----------             -------                                         --------
   99.1        Press release issued by Cincinnati Bell Inc. on
               March 15, 2004 announcing delay of filing of the
               Registrant's Annual Report on Form 10-K for the year
               ended December 31, 2003 and intent to restate prior
               financial statements.